Exhibit 10.11.1

BUSINESS LOAN AGREEMENT

Principal $805,000.00	Loan Date 02-10-2022	Maturity 02-10-2023	Loan No 70021721	Call/ Coll 06 / 420	Account 172240	Officer 807	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “**” has been omitted due to text length limitations.

Borrower:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
	8800 VILLAGE DR, STE 106 SAN ANTONIO. TX 78217		ST CLOUD OFFICE 4191 2ND ST S ST. CLOUD, MN 56301

THIS BUSINESS LOAN AGREEMENT dated February 10, 2022, is made and executed between LEANDER ASSOCIATES, LTD. (“Borrower”) and STEARNS BANK NATIONAL ASSOCIATION (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan. Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of February 10, 2022, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests: (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 8800 VILLAGE DR, STE 106, SAN ANTONIO, TX 78217. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances. statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly 11uthorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to al! of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 2

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral. there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture. storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral: and any such activity shall be conducted in compliance with all applicable federal. state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses, including attorneys’ fees, consultants’ fees, and costs which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement. including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by forecourse or otherwise.

Litigation and Claims. No litigation, claim, investigation. administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed. and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof. as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GMP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Borrower’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements. 1) ANNUAL BORROWER DEBT SCHEDULE; 2) ANNUAL PERSONAL FINANCIAL STATEMENTS (INCLUDING CONTINGENT LIABILITIES) FROM EACH GUARANTOR; 3) ANNUAL PERSONAL TAX RETURNS. INCLUDING ALL SUPPORTING SCHEDULES & K-1’S (IF APPLICABLE), FROM EACH GUARANTOR; 4) ADDITIONAL FINANCIAL REPORTING ITEMS AS NEEDED UPON LENDER REQUEST.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis. and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act. omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured: (3) the amount of the policy: (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender’s forms, and in the amount and under the conditions set forth in those guaranties.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 3

Name of Guarantor	Amount
JAMES T WALESA	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes. Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes. governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties. income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim 1n Accordance with GMP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents. and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense. all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal. state, or local law, rule, regulation. order or directive. at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral. including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books. accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower. upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist. as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons. lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments. financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring. maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy: or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not. without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge. lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts receivable, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name. convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase. create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 4

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement. Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender: (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or Is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure. even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts. and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained 1n this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation. covenant or condition contained in any environmental agreement executed in connection with any Loan.

Default in Favor of Third Parties. Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout. or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings. whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or I/ability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s financial condition. or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Granter. as the case may be. has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Granter, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (inducting any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable. all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition. Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, an of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Granter shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

CROSS COLLATERAL PROVISION. ALL COLLATERAL NOW OR HEREAFTER SUBJECT TO A SECURITY INTEREST OR LIEN OF LENDER PURSUANT TO ANY OR ALL OF THE SECURITY AGREEMENTS BETWEEN BORROWER, AND LENDER SHALL SECURE ANY AND ALL OBLIGATIONS. AND ANY PROCEEDS OF ANY COLLATERAL MAY BE APPLIED TO ANY OF THE OBLIGATIONS AS LENDER MAY SEE FIT, SUBJECT TO APPLICABLE LAW.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 5

IN ADDITION TO AND NOT IN SUBSTITUTION FOR ANY PROVISION IN ANY OF THE SECURITY AGREEMENTS EVIDENCING OBLIGATIONS. IT IS AGREED THAT ANY DEFAULT OR BREACH BY BORROWER, IN PAYMENT OR DEFAULT UNDER ANY AGREEMENT EVIDENCING AN OBLIGATION SHALL. AT THE OPTION OF LENDER, CONSTITUTE A DEFAULT UNDER EACH AND ALL LOAN DOCUMENTS EXECUTED BY THE BORROWER. IN FAVOR OF THE LENDER.

INTEREST RESERVE. A BANK CONTROLLED PAYMENT RESERVE (DOA 2189003) HAS BEEN SET UP TO HOUSE A 12 MONTH PAYMENT RESERVE. ANY DRAW REQUESTS WILL BE AT THE SOLE DISCRETION OF THE BANK.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by Hie court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers. whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers. or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Minnesota.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender. nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement. the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered. when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier. or, if mailed. when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes. Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower. any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal. invalid. or unenforceable as to any circumstance, that finding shall not make the offending provision illegal. invalid, or unenforceable as to any other circumstance. If feasible. the offending provision shalt be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so● modified. it shall be considered deleted from this Agreement Unless otherwise required by law, the illegality, invalidity. or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not. however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, and such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents. shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full. or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Statutory Rights Not Waived. Notwithstanding any other provision of this Agreement, Borrower does not waive or agree to forego any of Borrower’s statutory rights unless the waiver of such a right is expressly authorized by law.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 6

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary. all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used In the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means LEANDER ASSOCIATES, LTD. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation. and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act. 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules. or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Granter” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes. without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing. and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805,000.00 dated FEBRUARY 11, 2022, together with all renewals of, extensions of, modifications of. refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender: (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent: (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute;:n immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants. arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing. governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether m the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment. pledge, crop pledge. chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract. lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract. or otherwise.

BUSINESS LOAN AGREEMENT
Loan No: 70021721	(Continued)	Page 7

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED FEBRUARY 10, 2022.

BORROWER:

LEANDER ASSOCIATES, LTD.

By:	By:
James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

LENDER:

STEARNS BANK NATIONAL ASSOCIATION

By
Authorized Signer

PROMISSORY NOTE

Principal $805,000.00	Loan Date 02-10-2022	Maturity 02-10-2023	Loan No 70021721	Call/ Coll 06/420	Account 172240	Officer 807	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
	8800 VILLAGE DR, STE 106 SAN ANTONIO, TX 78217		ST CLOUD OFRCE 41912NDSTS ST. CLOUD, MN 56301

Principal Amount: $805,000.00	Date of Note: February 10, 2022

PROMISE TO PAY. LEANDER ASSOCIATES, LTD. (“Borrower”) promises to pay to STEARNS BANK NATIONAL ASSOCIATION (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Hundred Five Thousand & 00/100 Dollars ($805,000.00), together with interest on the unpaid principal balance from February 10, 2022, until paid in full.

PAYMENT. Borrower will pay this loan in one principal payment of $805,000.00 plus interest on February 10, 2023. This payment due on February 10, 2023, will be for all principal and all accrued Interest not yet paid. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning March 10, 2022, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

INTEREST RATE. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section or the ‘·INTEREST AFTER CERTAIN DEFAULTS” section.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 3.250% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 2.500 percentage points over the Index (the “Margin”), adjusted if necessary for any minimum and maximum rate limitations described below, resulting m ;:in initial rate of 7.000% per annum based on a year of 360 days. If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be less than 7.000% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note Is computed using this method.

STATEMENT OF PURPOSE.

THE PRIMARY PURPOSE OF THIS LOAN IS FOR:

Maintenance of Borrower’s Primary Residence.
Personal, Family, or Household Purposes or Personal Investment. Agricultural Purposes.
_x_	Business Purposes.

THE SPECIFIC PURPOSE OF THIS LOAN IS: TO REFINANCE DEBT.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment. Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: STEARNS BANK NATIONAL ASSOCIATION. 4191 SO 2ND ST, ST. CLOUD, MN 56302-7338.

INTEREST AFTER CERTAIN DEFAULTS. At the election of Lender and in lieu of an increase in the amount of interest that may be charged in the

INTEREST AFTER DEFAULT section of this Note, upon a default and/or failure to comply with the required or requested reporting or delivery of financials or other documents by Borrower or any guarantors or their affiliates, or failure to perform any of the obligations set forth in the paragraph entitled AFFIRMATIVE COVENANTS in the Business Loan Agreement executed by Borrower of even date herewith or delivery of any financial statements. tax returns, or other financial reports or information required under any other agreement between Borrower or any guarantor and Lender or requested by Lender, the interest rate on this Note shall increase by 10.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 5.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However. in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default (“‘Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

PROMISSORY NOTE
Loan No: 70021721	(Continued)	Page 2

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any loan.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower. or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However. this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower. after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days. immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due. and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to 8.11 other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF. To the extent permitted by applicable law. Lender reserves a right of setoff in all Borrower’s accounts with Lender (whet 1er checking. savings. or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts. and, at Lender’s option. to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS: THAT CERTAIN DEED OF TRUST, ASSIGNMENT OF RENTS AND COMMERCIAL SECURITY AGREEMENT DATED FEBRUARY 11. 2022.

ELECTRONIC IMAGING. BORROWER AGREES THAT ELECTRONICALLY REPRODUCED COPIES OF THE ORIGINAL PROMISSORY NOTE ANO ALL ACCOMPANYING LOAN DOCUMENTS WILL BE TREATED AS ORIGINALS AND WILL BE ADMISSIBLE AS EVIDENCE TO THIS AGREEMENT. BORROWER AGREES NOT TO CHALLENGE THE AUTHENTICITY OF THE ELECTRONICALLY REPRODUCED COPIES.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

CROSS COLLATERAL PROVISION. ALL COLLATERAL NOW OR HEREAFTER SUBJECT TO A SECURITY INTEREST OR LIEN OF LENDER PURSUANT TO ANY OR ALL OF THE SECURITY AGREEMENTS BETWEEN BORROWER, AND LENDER SHALL SECURE ANY AND ALL OBLIGATIONS. AND ANY PROCEEDS OF ANY COLLATERAL MAY BE APPLIED TO ANY OF THE OBLIGATIONS AS LENDER MAY SEE FIT. SUBJECT TO APPLICABLE LAW.

IN ADDITION TO AND NOT IN SUBSTITUTION FOR ANY PROVISION IN ANY OF THE SECURITY AGREEMENTS EVIDENCING OBLIGATIONS. IT IS AGREED THAT ANY DEFAULT OR BREACH BY BORROWER, IN PAYMENT OR DEFAULT UNDER ANY AGREEMENT EVIDENCING AN OBLIGATION SHALL, AT THE OPTION OF LENDER, CONSTITUTE A DEFAULT UNDER EACH AND ALL LOAN DOCUMENTS EXECUTED BY THE BORROWER. IN FAVOR OF THE LENDER.

LATE CHARGE. SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY, OR UPON ACCELERATION OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY OR ACCELERATION.

PROMISSORY NOTE
Loan No: 70021721	(Continued)	Page 3

INTEREST RESERVE. A BANK CONTROLLED PAYMENT RESERVE (DOA 2189003) HAS BEEN SET UP TO HOUSE A 12 MONTH PAYMENT RESERVE. ANY DRAW REQUESTS WILL BE AT THE SOLE DISCRETION OF THE BANK.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives. successors and assigns. and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. In addition, Lender shall have all the rights and remedies provided in the related documents or available at law. in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy. and an election lo make expenditures or to take action to perform an obligation of Borrower shall not affect Lender’s right to declare a default and to exercise its rights and remedies. Borrower and any other person who signs. guarantees or endorses this Note. to the extent allowed by law. waive presentment. demand for payment. and notice of dishonor. Upon any change In the terms of this Note. and unless otherwise expressly stated in writing, no party who signs this Note. whether as maker. guarantor. accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of lime) this loan or release any party or guarantor or collateral; or impair. fail to realize upon or perfect Lender’s security interest in the collateral: and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

SECTION DISCLOSURE. To the extent not preempted by federal law, this loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS NOTE. BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

COMMERCIAL GUARANTY

Borrower:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
	8800 VILLAGE DR, STE 106 SAN ANTONIO, TX 78217		ST CLOUD OFFICE 4191 2ND ST S
ST. CLOUD, MN 56301

Guarantor:	JAMES T WALESA
2150 W MAGNOLIA AVE SAN ANTONIO, TX 78201

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender. and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection. so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, Lender’s reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes. without limitation. loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements. other obligations, and liabilities of Borrower, and any present or future judgments against Borrower. future advances. loans or transactions that renew. extend. modify. refinance. consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect: primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others: barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra Vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL ANO PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation and Lender’s written acknowledgment of receipt. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated. determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that 1s: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals. extensions, substitutions. and modifications of the Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing. Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions In the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender. either before or after any revocation hereof, without notice or demand and without lessening or otherwise affecting Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower. or otherwise to extend additional credit to Borrower; (B} to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness: extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security. with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties. endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof. including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender 1n its discretion may determine; (G) to sell, transfer. assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

COMMERCIAL GUARANTY
Loan No: 70021721	(Continued)	Page 2

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this guaranty; ( ) this_ Guaranty is executed al Borrower’s request and not at the request of Lender: (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without tt1e prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor 1s pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year. Guarantor’s balance sheet and income statement for the year ended, prepared by Guarantor.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Guarantor’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements. FINANCIAL REPORTING ITEMS AS NEEDED UPON LENDER REQUEST.

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (8} to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower. Lender. any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations: (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F} to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor waives all rights of Guarantor under Chapter 43 of the Texas Civil Practice and Remedies Code. Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale: (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person. or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness: (E) Any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff. counterclaim. counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower. the Guarantor. or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor’s accounts with Lender (whether checking. savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However. this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created. shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower. upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower. through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees. and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

COMMERCIAL GUARANTY
Loan No: 70021721	(Continued)	Page 3

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals. and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to Its conflicts of law provisions.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parole evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims. damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties. representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor. the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs. successors. assigns. and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced. that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf. and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and. except for revocation notices by Guarantor. shalt be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid. directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties. their successors and assigns.

Statutory Rights Not Waived. Notwithstanding any other provision of this Guaranty, Borrower and Guarantor do not waive or agree to forego any of Borrower’s and Guarantor’s statutory rights unless the waiver of such a right is expressly authorized by law.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means LEANDER ASSOCIATES, LTD. and includes all co-signers and co-makers signing the Note and au their successors and assigns.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation JAMES T WALESA, and in each case. any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particular1y described in this Guaranty.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805,000.00 dated FEBRUARY 11, 2022, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

COMMERCIAL GUARANTY
Loan No: 70021721	(Continued)	Page 4

Related Documents. The words “Related Documents” mean all promissory notes. credit agreements, loan agreements, environmental agreements, guaranties. security agreements. mortgages. deeds of trust, security deeds, collateral mortgages, and all other instruments. agreements and documents. whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY 15 EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED FEBRUARY 10, 2022.

GUARANTOR:

/s/ JAMES T WALESA
JAMES T WALESA

State of Florida

COUNTY OF Collier

COMMERCIAL SECURITY AGREEMENT

Principal $805,000.00	Loan Date 02-10-2022	Maturity 02-10-2023	Loan No 70021721	Call/ Coll 06 /420	Account 172240	Officer 807	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Granter:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
	8800 VILLAGE DR, STE 106 SAN ANTONIO, TX 78217		ST CLOUD OFFICE 4191 2ND ST S
ST. CLOUD, MN 56301

THIS COMMERCIAL SECURITY AGREEMENT dated February 10, 2022, Is made and executed between LEANDER ASSOCIATES, LTD. (“Granter”) and STEARNS BANK NATIONAL ASSOCIATION (“Lender’).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated In this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, 1n which Granter is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (Including but not limited to all software and all payment intangibles): all oil. gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures: all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property: all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

All Fixtures

In addition. the word “Collateral” also includes all the following, whether now owned or hereafter acquired. whether now existing or hereafter arising. and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in U1is Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create. maintain, and process any such records or data on electronic media.

Some or all of the Collateral may be located on the following described real estate:

as shown on the exhibit named “EXHIBIT A “, attached hereto and incorporated herein by this reference

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender. or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect. determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or Jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. However, this Agreement shall not secure, and the “Indebtedness” shall not include, any obligations arising under Subchapters E and F of Chapter 342 of the Texas Finance Code, as amended.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment orb) for the same purposes.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking. savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Granter may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Granter authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

GRANTOR’S REPRESENTATIONS ANO WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral. Granter represents and promises to Lender that:

Perfection of Security Interest. Granter agrees to take whatever actions are requested by Lender to perfect and_ continue Lenders security interest in the Collateral. Upon request of Lender, Granter will deliver to Lender any and all of the documents evidencing or const1tut1ng the Collateral, and Granter will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

COMMERCIAL SECURITY AGREEMENT
Loan No: 70021721	(Continued)	Page 2

Notices to Lender. Granter will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change m the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s): (5) change on Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Granter to a new or different type of business entity: or (8) change in any other aspect of Granter that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Granter is c1 party, and its membership agreement does not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts. chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed. bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Granter with or for the account debtor. So long as this Agreement remains in effect, Granter shall not, without Lender’s prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral. and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor’s business, Granter agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Granter will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations. including without limitation the following: (1) all real property Granter owns or is purchasing; (2) all real property Granter is renting or leasing: (3) all storage facilities Granter owns. rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, including the sales of inventory. Granter shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles. or other titled property. Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Texas, without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business. or as otherwise provided for in this Agreement, Granter shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Wl1ite Grantor is not in default under this Agreement, Granter may sell inventory, but only in the ordinary course of its business and only to buyers ,,vt10 qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor’s business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Granter shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement. without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Granter shall immediately deliver any such proceeds to Lender.

Title. Granter represents and warrants to Lender that Granter holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Granter shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Granter further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Granter will pay when due all taxes, assessments and liens upon the Collateral, its use or operation. upon this Agreement. upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Granter may withhold any such payment or may elect to contest any lien if Granter is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Granter shall deposit with Lender cash. a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest. costs. Lender’s reasonable attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Granter shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Granter may withhold any such payment or may elect to contest any lien if Granter is in good faith conducting an appropriate proceeding to contest the- obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Granter shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, including without limitation all environmental laws, ordinances, rules and regulations, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of h1ghly-erod1ble land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Granter may contest in good faith any such law. ordinance or regulation and withhold compliance during any proceeding. including appropriate appeals. so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

Hazardous Substances. Granter represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation. manufacture,_ storage. transportation. treatment. disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances. Granter hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Granter becomes liable for cleanup or other costs under any Environmental Laws. and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

COMMERCIAL SECURITY AGREEMENT
Loan No: 70021721	(Continued)	Page 3

Maintenance of Casualty Insurance. Granter shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender. Granter, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance In form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act. omission or default of Granter or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Granter will provide Lender with such loss payable or other endorsements as Lender may require. If Granter at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

Application of Insurance Proceeds. Granter shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $5,000.00, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Granter fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon. shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral. Lender shall, upon satisfactory proof of expenditure, pay or reimburse Granter from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Granter. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Granter to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient. Granter shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Granter as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Granter. The responsibility for the payment of premiums shall remain Grantor’s sole responsibility.

Insurance Reports. Granter, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer: (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Granter authorizes Lender to file a UCC financing statement, or alternatively. a copy of th1s Agreement to perfect Lender’s security interest. At Lender’s request, Granter additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. This includes making sure Lender is shown as the first and only security interest holder on the title covering the Property. Granter will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Granter irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

GRANTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts. Granter may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists. Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Granter shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights In the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Granter fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand: (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Granter fails to make any payment when due under the Indebtedness.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation. covenant or condition contained in any environmental agreement executed in connection with any Indebtedness.

COMMERCIAL SECURITY AGREEMENT
Loan No: 70021721	(Continued)	Page 4

Other Defaults. Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or

In any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Granter.

Default in Favor of Third Parties. Any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Granter or on Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution of Granter (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor’s existence as a going business or the death of any member, the insolvency of Granter, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout. or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Granter.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding. self-help, repossession or any other method, by any creditor of Granter or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts. with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Granter as to the validity or reasonableness of the claim which Is the basis of the creditor or forfeiture proceeding and if Granter gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion. as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness,

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Granter, after Lender sends written notice to Granter demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Texas Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness immediately due and payable, without notice of any kind to Granter.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Granter to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter, provided Lender does so without a breach of the peace or a trespass. upon the property of Granter to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Granter agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Granter after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Granter, Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Granter. and other persons as required by law, reasonable notice of the time and place of any public sale. or the time after which any private sale or any other disposition of the Collateral Is to be made. However, no notice need be provided to any person who, after Event of Default occurs. enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral. with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles. insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for. settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Granter, receive, open and dispose of mail addressed to Granter; change any address to which mail and payments are to be sent; and endorse notes, checks’. drafts, money orders. documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided 1n this Agreement. Granter shall be liable for a deficiency even if the transaction described In th1s subsection 1sa sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law. in equity, or otherwise.

COMMERCIAL SECURITY AGREEMENT
Loan No: 70021721	(Continued)	Page 5

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement. the Related Documents. or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Agreement. after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

CROSS COLLATERAL PROVISION. ALL COLLATERAL NOW OR HEREAFTER SUBJECT TO A SECURITY INTEREST OR LIE OF LENDER PURSUANI TO ANY OR ALL OF THE SECURITY AGREEMENTS BETWEEN BORROWER. AND LENDER SHALL SECURE ANY AND ALL OBLIGATIONS. AND ANY PROCEEDS OF ANY COLLATERAL MAY BE APPLIED TO ANY OF THE OBLIGATIONS AS LENDER MAY SEE FIT. SUBJECT TO APPLICABLE LAW.

IN ADDITION TO AND NOT IN SUBSTITUTION FOR ANY PROVISION IN ANY OF THE SECURITY AGREEMENTS EVIDENCING OBLIGATIONS. IT IS AGREED THAT ANY DEFAULT OR BREACH BY BORROWER, IN PAYMENT OR DEFAULT UNDER ANY AGREEMENT EVIDENCING AN OBLIGATION SHALL. AT THE OPTION OF LENDER, CONSTITUTE A DEFAULT UNDER EACH AND ALL LOAN DOCUMENTS EXECUTED BY THE BORROWER. IN FAVOR OF THE LENDER.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Granter agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Granter shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, inducting Lender’s reasonable attorneys· fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Granter also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to Its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement Is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Minnesota.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender. nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Statutory Rights Not Waived. Notwithstanding any other provision of this Agreement, Granter does not waive or agree to forego any of Grantor’s statutory rights unless the waiver of such a right is expressly authorized by law.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier. or. if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Granter agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Granter. any notice given by Lender to any Granter is deemed to be notice given to all Granters.

Power of Attorney. Granter hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect. amend, or to continue the security interest granted in this Agreement or to demand termination of f1l1ngs of other secured parties. Lender may at any time, and without further authorization from Granter, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Granter will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to _any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be_ so modified. it shall be considered deleted from this Agreement. Unless otherwise required by law. the illegality, invalidity, or unenforceab1lity of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Granter, Lender, without notice to Granter, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Granter from the obligations of this Agreement or liability under the Indebtedness.

COMMERCIAL SECURITY AGREEMENT
Loan No: 70021721	(Continued)	Page 6

Survival of Representations and Warranties. All representations, warranties. and agreements made by Grantor in this Agreement shall s11rv1ve the execution and delivery of this Agreement. shall be continuing in nature. and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. the following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary. All references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural. and the plural shall include the singular. as the context may require. Words and terms not otherwise defined 111 this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or mod1f1ed from time to time. together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word “Borrower” means LEANDER ASSOCIATES. LTD. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right. title and interest in and to all the Collateral as described 111 the Collateral Description section of this Agreement.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes. regulations And ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response. Compensation. and Liability Act of 1980, as amended. 42 U.S.C. Section 9601, et seq. (“CERCLA”). the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801. et seq. the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws. rules. or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any or the events of default set forth 1n this Agreement in the default section of this Agreement

Grantor. The word “Grantor” means LEANDER ASSOCIATES.LTD.

Guarantor. The word “Guarantor” means any guarantor. surety. or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender. including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that. because of their quantity, concentration or physical. chemical or infectious characteristics. may cause or pose a present or potential hazard to human health or the environment when 11nproperly used. treated. stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used 111 their very broadest sense and include without limitation any and all hazardous or toxic substances. materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without lim1tat1on. petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents. including all principal and interest together with all other indebtedness and costs and expenses for which Grantor 1s responsible under this Agreement or under any of the Related Documents. Specifically. without limitation, Indebtedness includes the future advances set forth 111 the Future Advances provision. together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralizat1on provision of this Agreement.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805.000.00 dated FEBRUARY 11, 2022. together with all renewals of, extensions of, modifications of. refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right title and interest 111 and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes. credit agreements, loan agreements. environmental agreements. guaranties. security agreements, mortgages, deeds of trust. security deeds. collateral mortgages. and all other instruments. agreements and documents. whether now or hereafter executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 10, 2022.

GRANTOR:

LEANDER ASSOCIATES, LTD.

By:	By:
James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

DEED OF TRUST

RECORDATION REQUESTED BY:

STEARNS BANK NATIONAL ASSOCIATION

ST CLOUD OFFICE

4191 2ND ST S

ST. CLOUD, MN 56301

WHEN RECORDED MAIL TO:

STEARNS BANK NATIONAL ASSOCIATION

4191 SO 2ND ST

ST CLOUD, MN 56302-7338

SEND TAX NOTICES TO:

LEANDER ASSOCIATES, LTD.

8800 VILLAGE DR, STE 106

SAN ANTONIO TX 78217	SPACE ABOVE THIS LINE 15 FOR RECORDER’S USE ONLY

MAXIMUM LIEN. The lien of this Deed of Trust shall not exceed at any one time $805,000.00.

THIS DEED OF TRUST is dated February 10, 2022, among LEANDER ASSOCIATES, LTD., whose address is 8800 VILLAGE DR, STE 106, SAN ANTONIO, TX 78217; A TEXAS LIMITED COMPANY (“Granter”); STEARNS BANK NATIONAL ASSOCIATION, whose address is ST CLOUD OFFICE, 4191 2ND ST S, ST. CLOUD, MN 56301 (referred to below sometimes as “Beneficiary”); and GEORGE BARBER, ESQ., whose address is 1445 ROSS AVE. SUITE 3600, DALLAS, TX 75202 (referred to below as “Trustee”).

CONVEYANCE AND GRANT. For valuable consideration, Grantor conveys to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, the following described real property, together with all existing or subsequently erected or affixed buildings. improvements and fixtures: and all easements, rights of way, and appurtenances; all water and water rights; and all other rights, royalties, and profits relating to the real property. including without limitation such rights as Granter may have in all minerals, oil, gas. geothermal and similar matters. (the “Real Property”) located in WILLIAMSON County, State of Texas:

See EXHIBIT A, which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as 301 S BAGDAD ROAD, LEANDER, TX 78641. The Real Property tax identification number is R-487427.

Grantor hereby absolutely assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor’s right. title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Granter grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, 15 GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS. AND THIS DEED OF TRUST. THIS DEED OF TRUST 15 GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT ANO PERFORMANCE. Except as otherwise provided in this Deed of Trust, Granter shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Grantor’s obligations under the Note, this Deed of Trust, and the Related Documents.

PURPOSE OF LOAN. The Note in the amount of $805,000.00 represents, in part or in whole, cash or other financial accommodations advanced or committed by Lender to Granter on February 10, 2022 at Grantor’s request, of which Granter hereby acknowledges receipt.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Granter agrees that Grantor’s possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Granter may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Granter shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Granter represents and warrants to Lender that: (1) During the period of Grantor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Granter has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use. generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on. under, About or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture. store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Granter authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Granter or to any other person. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Property for Hazardous Substances. Granter hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Granter becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify, defend. and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Ceed of Trust or as a consequence of any use, generation. manufacture, storage. disposal. release or threatened release occurring prior to Grantor’s ownership or interest in the Property, whether or not the same was or should have been known to Granter. The provisions of this section of the Deed of Trust, including the obligation to indemnify and defend. shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender’s acquisition of any interest in the Property, whether by foreclosure or otherwise.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 2

Nuisance, Waste. Granter shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Granter will not remove. or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent. This restriction will not apply to rights and easements (such as gas and oil) not owned by Granter and of which Granter has informed Lender in writing prior to Grantor’s signing of this Deed of Trust.

Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender’s prior written consent. As a condition to the removal of any Improvements, Lender may require Granter to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender’s Right to Enter. Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender’s interests and to inspect the Real Property for purposes of Grantor’s compliance with the terms and conditions of this Deed of Trust

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances. and regulations, now or hereafter 111 effect. of all governmental authorities applicable to the use or occupancy of the Property, including without limitation. the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding. including appropriate appeals, so long as Granter has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion. Lender’s interests in the Property are not jeopardized. Lender may require Granter to post adequate security or a surety bond. reasonably satisfactory to Lender, to protect Lender’s interest.

Duty to Protect. Granter agrees neither to abandon or leave unattended the Property. Granter shall do all other acts, in addition to those acts set fortt1 above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE ● CONSENT BY LENDER. Lender may, at Lender’s option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender’s prior written consent, of all or any part of the Real Property. or any interest in the Real Property. A “sale or transfer” means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract. land contract. contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment. or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor b a corporation, partnership or limited liability company, transfer also includes any restructuring of the legal entity (whether by merger. division or otherwise) or any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Granter. However, this option shall not be exercised by Lender if such exercise is prot11b1ted by federal law or by Texas law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment. Granter shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer). fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Granter shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided Ill this Deed of Trust.

Right to Contest. Granter may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Granter has notice of the filing. secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and Lender’s reasonable attorneys’ fees. or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Granter shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Granter shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Granter shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished. or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Granter can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Granter shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with _Trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Granter shall maintain such other insurance. including but not limited to hazard. business interruption. and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts. coverages and basis reasonably acceptable to Lender, with losses made payable to Lender. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Grantor’s expense. and the cost of the insurance will be added to the Indebtedness. If any such insurance is procured by Lender, Granter will be so notified, and Granter will have the option of furnishing equivalent insurance through any insurer authorized to transact business in Texas. Granter, upon request of Lender. will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act. omission or default of Granter or any other person. Should the Real Property be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National flood Insurance Program. or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing “private flood insurance” as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 3

Application of Proceeds. Granter shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $5,000.00. Lender may make proof of loss if Granter fails to do so within fifteen (15) days of the casualty. Whether or not Lender’s security is impaired, Lender may, at Lender’s election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Granter shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Granter from the proceeds for the reasonable cost of repair or restoration if Granter is not in default under this Deed of Trust. Any proceeds which have not been d1&bursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder. if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness. such proceeds shall be paid to Granter as Grantor’s interests may appear.

Grantor’s Report on Insurance. Upon request of Lender, however not more than once a year, Granter shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy: (4) the property insured. the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Granter shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Granter fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes. liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Granter. To the extent permitted by applicable law. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title. Granter warrants that: (a) Granter holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion 1&sued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Granter has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Granter warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor’s title or the interest of Trustee or Lender under this Deed of Trust, Granter shall defend the action at Grantor’s expense. Granter may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Granter will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Granter warrants that the Property and Grantor’s use of the Property complies with all existing applicable laws, ordinances. and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties. and agreements made by Granter in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, ·shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

CONDEMNATION, JUDGMENTS AND AWARDS. The following provisions relating to condemnation proceedings, judgments, decrees and awards for injury to the Property are a part of this Deed of Trust:

Proceedings. If any proceeding in condemnation is filed, Granter shall promptly notify Lender in writing, and Granter shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Granter will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. To the extent permitted by applicable law, all judgments, decrees and awards for injury or damage to the Property. or any part of the Property, and awards pursuant to proceedings for condemnation of the Property, are hereby absolutely assigned to Lender. and if all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award, judgment or decree shall mean the award after payment of all reasonable costs, expenses, and attorneys’ fees incurred by Trustee or Lender in connection with the condemnation.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 4

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Granter shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may. at any time and without further authorization from Granter, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Granter shall not remove, sever or detach the Personal Property from the Property. Upon default, Granter shalt assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Granter (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances. At any time, and from time to time, upon request of Lender, Granter will make, execute and deliver. or will cause to be made. executed or delivered, to Lender or to Lender’s designee, and when requested by Lender. cause to be filed, recorded. retiled. or rerecorded. as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages. deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance. certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue. or preserve (1) Grantor’s obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property. whether now owned or hereafter acquired by Granter. Unless prohibited by law or Lender agrees to the contrary in writing, Granter shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Granter fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Granter and at Grantor’s expense. For such purposes, Granter hereby irrevocably appoints Lender as Grantor’s attorney-in-fact for the purpose of making. executing, delivering, filing, recording,· and doing all other things as may be necessary or desirable, in Lender’s sole opinion. to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Granter pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Deed of Trust, Lender shall execute and deliver to Granter a release of this Deed of Trust lien and suitable statements of termination of any financing statement on file evidencing Lender’s security interest in the Rents and the Personal Property. However. it is agreed that the payment of all the Indebtedness and performance of such obligations shall not terminate this Deed of Trust unless the liens and interests created hereby are released by Lender by a proper recordable instrument. Any filing fees required by law shall be paid by Granter, if permitted by applicable law.

EVENTS OF DEFAULT. Each of the following, at Lender’s option, shall constitute an Event of Default under this Deed of Trust:

Payment Default. Granter fails to make any payment when due under the Indebtedness.

Other Defaults. Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or many of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Granter.

Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust the Note or in any of the Related Documents.

Default on Other Payments. Failure of Granter within the time required by this Deed of Trust to make any payment for taxes or insurance. or any other payment necessary to prevent filing of or to effect discharge of any lien.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation. covenant or condition contained in any environmental agreement executed in connection with the Property.

Default in Favor of Third Parties. Should Granter default under any loan, extension of credit, security agreement, purchase or sales agreement. or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s property or Grantor’s ability to repay the Indebtedness or Grantor’s ability to perform Grantor’s obligations under this Deed of Trust or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Granter or on Grantor’s behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution of Grantor’s (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor’s existence as a going business or the death of any member. the insolvency of Granter. the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors. any type of creditor workout. or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Granter.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding. self-help. repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts. with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender. in its sole discretion, as being an adequate reserve or bond for the dispute.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 5

Breach of Other Agreement. Any breach by Granter under the terms of any other agreement between Granter and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Granter to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with, respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default in payment. is curable and if Granter has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Granter, after Lender sends written notice to Granter demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Granter under this Deed of Trust, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Accelerate Indebtedness. Lender may declare the unpaid principal balance of the Indebtedness due and payable. In no event will Granter be required to pay any unearned interest.

Foreclosure. If Lender invokes the power of sale, Trustee, at the request of Lender, may sell all or any portion of the Property at public auction to the highest bidder for cash at the location within the courthouse designated by the County Commissioners Court. or if no such area has been designated, at the area designated in the notice of sale within the courthouse, between the hours of 10:00 A.M. and 4:00 P.M. on the first Tuesday of any month, after the Trustee or its agent has given notice of the time and place of sale and of the property to be sold as required by the Texas Property Code, as then amended.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. As additional security for the payment of the Indebtedness, Granter hereby assigns to Lender all Rents as defined in the Definitions section of this Deed of Trust. Lender shall have the right at any time, and even though no Event of Default shall have occurred under this Deed of Trust. to collect and receive the Rents. Lender shall provide any notice required by applicable law with regard to such enforcement of its right to collect and receive the Rents. In addition, if the Property is vacant, Lender may rent or lease the Property. Lender shall not be liable for its failure to rent the Property, to collect any Rents, or to exercise diligence in any matter relating to the Rents: Lender shall be accountable only for Rents actually received. Lender neither has nor assumes any obligation as lessor or landlord with respect to any occupant of the Property. Rents so received shall be applied by Lender first to the remaining unpaid balance of the Indebtedness, in such order or manner as Lender shall elect, and the residue, if any, shall be paid to the person or persons legally entitled to the residue.

Trustee’s Powers. Granter hereby jointly and severally authorizes and empowers Trustee to sell all or any portion of the Property together or in lots or parcels, as Trustee may deem expedient, and to execute and deliver to the purchaser or purchasers of such Property good and sufficient deeds of conveyance of fee simple title, or of lesser estates, and bills of sale and assignments, with covenants of general warranty made on Grantor’s behalf. In no event shall Trustee be required to exhibit, present or display at any such sale any of the Property to be sold at such sale, The Trustee making such sale shall receive the proceeds of the sale and shall apply the same as provided below. Payment of the purchase price to Trustee shall satisfy the liability of the purchaser at any such sale of the Property. and such person shall not be bound to look after the application of the proceeds.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property. to operate the Property preceding foreclosure or sale. and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance. If Granter remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Granter, Granter shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender’s option, either (1) pay a reasonable rental for the use of the Property, (2) vacate the Property immediately upon the demand of Lender, or (3) if such tenants refuse to surrender possession of the Property upon demand, the purchase ·shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Granter expressly waives all damages sustained by reason thereof.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or available at law or in equity.

Sale of the Property. To the extent permitted by applicable law, Granter hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately. in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property. Trustee may convey all or any part of the Property to the highest bidder for cash with a general warranty binding Granter, subject to prior liens and to other exceptions to conveyance and warranty. Granter waives all requirements of appraisement, if any. The affidavit of any person having knowledge of the facts to the effect that proper notice as required by the Texas Property Code was given shall be prima facie evidence of the fact that such notice was in fact given. Recitals and statements of fact in any notice or in any conveyance to the purchaser or purchasers of the Property in any foreclosure sale under this Deed of Trust shall be prima facie evidence of the truth of such facts, and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed. Any sale under the powers granted by this Deed of Trust shall be a perpetual bar against Granter, Grantor’s heirs. successors, assigns and legal representatives.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 6

Proceeds. Trustee shall pay the proceeds of any sale of the Property (a) first, to the expenses of foreclosure, including reasonable fees or charges paid to the Trustee, including but not limited to fees for enforcing the lien, posting for sale, selling, or releasing the Property, (b) tt1en to Lender the full amount of the Indebtedness, (c) then to any amount required by law to be paid before payment to Granter. and (d) the balance. if any, to Granter.

Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as Lender’s attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include. without limitation. however subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses. whether or not there 1s a lawsuit, including Lender’s reasonable attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records. obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, and fees for the Trustee. to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law. In the event of foreclosure of this Deed of Trust, Lender shall be entitled to recover from Granter Lender’s reasonable attorneys’ fees and actual disbursements that Lender necessarily incurs in pursuing such foreclosure.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Granter: (a) join in preparing and filing a map or plat of the Real Property. including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property: and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other lienholder of the Property of the commencement of a foreclosure proceeding or of the commencement of any other action to which Lender may avail itself as a remedy, except to the extent required by applicable law or by written agreement.

Trustee. In addition to the rights and remedies set forth above, with respect to all or any part of the Property. the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Substitute Trustee. Lender, at Lender’s option, from time to time, and more than once, may appoint in writing a successor or substitute trustee. with or without cause. inducting the resignation, absence, death, inability, refusal or failure to act of the Trustee. The successor or substitute trustee may be appointed without ever requiring the resignation of the former trustee and without any formality except for the execution and acknowledgment of the appointment by the beneficiary of this Deed of Trust. The successor or substitute trustee shall then succeed to all rights, obligations, and duties of the Trustee. This appointment may be made on Lender’s behalf by the President, any Vice President. Secretary. or Cashier of Lender.

NOTICES. Any notice required to be given under this Deed of Trust, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law). when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class. certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties. specifying that the purpose of the notice is to change the party’s address. For notice purposes, Granter agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Granter, any notice given by Lender to any Granter is deemed to be notice given to all Granters.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor’s residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor’s previous fiscal year in such form and detail as Lender shall require. “Net operating income” shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any t1rne held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Property, this Deed of Trust will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas. In all other respects, this Deed of Trust will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to Its conflicts of law provisions. However, if there ever is a question about whether any provision of this Deed of Trust is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Deed of Trust has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Minnesota.

DEED OF TRUST
Loan No: 70021721	(Continued)	Page 7

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified. it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Statutory Rights Not Waived. Notwithstanding any other provision of this Deed of Trust, Granter does not waive or agree to forego any of Grantor’s statutory rights unless the waiver of such a right is expressly authorized by law.

Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Grantor’s interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Granter, Lender, without notice to Granter, may deal with Grantor’s successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Granter from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary. The word “Beneficiary” means STEARNS BANK NATIONAL ASSOCIATION, and its successors and assigns.

Borrower. The word “Borrower” means LEANDER ASSOCIATES, LTD. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust. The words “Deed of Trust” mean this Deed of Trust among Granter, Lender, and Trustee, and includes without hm1tat1on all assignment and security interest provisions relating to the Personal Property and Rents.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Grantor. The word “Granter” means LEANDER ASSOCIATES, LTD .

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of an or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that. because of their quantity, concentration or physical, chemical or infectious characteristics. may cause or pose a present or potential hazard to human health or the environment when improperly used. treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes. without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word “Improvements” means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word “Indebtedness” means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor’s obligations or expenses incurred by Trustee or Lender to enforce Grantor’s obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805.000.00 dated FEBRUARY 11, 2022, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement. The maturity date of the Note is February 10, 2023. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property. The words “Personal Property” mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Granter, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts. and_ additions to. all replacements of, and all substitutions for, any of such property; and together with all proceeds (inducing without limitation on all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

DEED OF TRUST	(Continued)	Page 8

Property. The word “Property” means collectively the Real Property and the Personal Property.

Real Property. The words “Real Property” mean the real property, Interests, and rights, as further described In this Deed of Trust.

Related Documents. The words “Related Documents” means all promissory notes, credit agreements, loan agreements, environmental agreements. guaranties. security agreements, mortgages, deeds of trust. security deeds, collateral mortgages. and all other instruments, agreements and documents, whether now or hereafter existing. executed In connection with the Indebtedness.

Rents. The word “Rents” means all present and future rents. revenues, income, issues, royalties. profits. and other benefits derived from tile Property. The word “Rents” shall also mean all “Rents” as defined in Chapter 64 of the Texas Property Code.

Trustee. The word “Trustee” means GEORGE BARBER. ESQ., whose address is 1445 ROSS AVE. SUITE 3600. DALLAS. TX 75202 and any substitute or successor trustees.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

ASSIGNMENT OF RENTS

RECORDATION REQUESTED BY:

STEARNS BANK NATIONAL ASSOCIATION

ST CLOUD OFFICE

4191 2ND ST S

ST. CLOUD, MN 56301

WHEN RECORDED MAIL TO:

STEARNS BANK NATIONAL ASSOCIATION

4191 SO 2ND ST

ST CLOUD, MN 56302-7338

SEND TAX NOTICES TO:

LEANDER ASSOCIATES, LTD.

8800 VILLAGE DR, STE 106

SAN ANTONIO TX 78217	SPACE ABOVE THIS LINE 15 FOR RECORDER’S USE ONLY

THIS ASSIGNMENT OF RENTS dated February 10, 2022, is made and executed between LEANDER ASSOCIATES, LTD., whose address is 8800 VILLAGE DR, STE 106, SAN ANTONIO, TX 78217; A TEXAS LIMITED COMPANY (referred to below as “Grantor”) and STEARNS BANK NATIONAL ASSOCIATION, whose address is 4191 2ND ST S, ST. CLOUD, MN 56301 (referred to below as “Lender”).

ASSIGNMENT. For valuable consideration, Grantor hereby assigns, grants a continuing security interest in, and conveys to Lender all of Grantor’s right, title, and interest in and to the Rents from the following described Property located in WILLIAMSON County, State of Texas:

See EXHIBIT A, which is attached to this Assignment and made a part of this Assignment as if fully set forth herein.

The Property or its address is commonly known as 301 S BAGDAD ROAD, LEANDER, TX 78641. The Property tax identification number is R-487427.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Documents, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor’s obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Granter may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender’s consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that:

Ownership. Granter is entitled to receive the Rents free and dear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender m writing.

Right to Assign. Granter has the full right, power and authority to enter into this Assignment and to assign and convey the Rents to Lender.

No Prior Assignment. Granter has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

No Further Transfer. Granter will not sell, assign, encumber, or otherwise dispose of any of Grantor’s rights in the Rents except as provided m this Assignment.

LENDER’S RIGHT TO RECEIVE ANO COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority

Notice to Tenants. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender’s agent.

Enter the Property. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

Maintain the Property. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

Compliance with Laws. Lender may do any and all things to execute and comply with the laws of the State of Texas and also all other laws, rules. orders. ordinances and requirements of all other governmental agencies affecting the Property.

Lease the Property. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

Employ Agents. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender’s name or in Grantor’s name.

to rent and manage the Property, including the collection and application of Rents.

ASSIGNMENT OF RENTS
Loan No: 70021721	(Continued)	Page 2

Other Acts. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Granter and to have all of the powers of Granter for the purposes stated above.

No Requirement to Act. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor’s account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it: however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand. with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Granter pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Granter under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Granter a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender’s security interest in the Rents and the Property. Any termination fee required by law shall be paid by Granter, if permitted by applicable law.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Granter fails to comply with any provision of this Assignment or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Assignment or any Related Documents, Lender on Grantor’s behalf may (but shalt not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes. liens. security interests, encumbrances and other claims, at any time levied or placed on the Rents or the Property and paying all costs for insuring. maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Granter. To the extent permitted by applicable law. all such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Assignment also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following, at Lender’s option, shall constitute an Event of Default under this Assignment:

Payment Default. Granter fails to make any payment when due under the Indebtedness.

Other Defaults. Granter fails to comply with or to perform any other term, obligation, covenant or condition contained in this Assignment or in any of the Related Documents or to comply with or to perform any term, obligation. covenant or condition contained in any other agreement between Lender and Granter.

Default on Other Payments. Failure of Granter within the time required by this Assignment to make any payment for taxes or insurance. or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties. Any guarantor or Granter defaults under any loan, extension of credit, security agreement. purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Assignment or any of the Related Documents.

Environmental Default. Failure of any party to comply With or Perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property.

False Statements. Any warranty, representation or statement made or furnished to Lender by Granter or on Grantor’s behalf under this Assignment or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The dissolution of Grantor’s (regardless of whether election to continue is made). any member withdraws from the limited liability company, or any other termination of Grantor’s existence as a going business or the death of any member. the insolvency of Granter. the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors. any type of creditor workout. or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Granter.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Granter or by any governmental agency against the Rents or any property securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Granter as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Property Damage or Loss. The Property is lost, stolen, substantially damaged, sold, or borrowed against.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under. any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Granter has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured if Granter, after Lender sends written notice to Granter demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

ASSIGNMENT OF RENTS
Loan No: 70021721	(Continued)	Page 3

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Granter to declare the entire Indebtedness immediately due and payable, including any prepayment penalty that Granter would be required to pay.

Collect Rents. Lender shall have the right, upon providing c1ny notice under applicable law, to take possession of the Property and collect the Rents. including amounts past due and unpaid, and apply the net proceeds, over and above Lender’s costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender’s Right to Receive and Collect Rents Section, above. If the Rents are collected by Lender, then Granter irrevocably designates Lender as Grantor’s attorney-in-fact to endorse instruments received in payment thereof in the name of Granter and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender’s demand shall satisfy· the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Other Remedies. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy. and an election to make expenditures or to take action to perform an obligation of Granter under this Assignment. after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Attorneys’ fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as Lender’s attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved. and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include. without limitation. however subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses. whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, and fees for the Trustee. to the extent permitted by applicable law. Granter also will pay any court costs. in addition to all other sums provided by law. In the event of foreclosure of this Assignment, Lender shall be entitled to recover from Granter Lender’s reasonable attorneys’ fees and actual disbursements that Lender necessarily incurs in pursuing such foreclosure.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

MISCELLANEOUS PROVISIONS. The following miscellaneous pr0visions are a part of this Assignment:

Amendments. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Caption Headings. Caption headings in this Assignment are for convenience purposes only and are not to be used to interpret or define the provisions of this Assignment.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Property, this Assignment will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas. In all other respects. this Assignment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law. the laws of the State of Minnesota without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Assignment is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that Is evidenced by the Note and this Assignment has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Minnesota.

Merger. There shall be no merger of the interest or estate created by this Assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Interpretation. (1) In all cases where there is more than one Borrower or Granter, then all words used in this Assignment in the singular shall be deemed to have been used in the plural where the context and construction so require. (2) If more than one person signs this Assignment as “Granter,” the obligations of each Grantor are joint and several. This means that If Lender brings a lawsuit Lender may sue any one or more of the Granters. If Borrower and Granter are not the same person, Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit. (3) The names given to paragraphs or sections in this Assignment are for convenience purposes only. They are not to be used to interpret or define the provisions of this Assignment.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Assignment shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Assignment. No prior waiver by Lender, nor any course of dealing between Lender and Granter, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ASSIGNMENT OF RENTS
Loan No: 70021721	(Continued)	Page 4

Notices. Any notice required to be given under this Assignment shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or. if mailed. when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses st1own near the beginning of this Assignment. Any party may change its address for notices under this Assignment by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Granter, any notice given by Lender to any Granter is deemed to be notice given to all Granters.

Powers of Attorney. The various agencies and powers of attorney conveyed on Lender under this Assignment are granted for purposes of security and may not be revoked by Granter until such time as the same are renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Assignment. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

Statutory Rights Not Waived. Notwithstanding any other provision of this Assignment, Granter does not waive or agree to forego any of Grantor’s statutory rights unless the waiver of such a right is expressly authorized by law.

Successors and Assigns. Subject to any limitations stated in this Assignment on transfer of Grantor’s interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Granter. Lender. without notice to Granter. may deal with Grantor’s successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Granter from the obligations of this Assignment or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Assignment.

Waiver of Right of Redemption. NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT. GRANTOR HEREBY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR JUDGMENT OF FORECLOSURE ON GRANTOR’S BEHALF AND ON BEHALF OF EACH AND EVERY PERSON, EXCEPT JUDGMENT CREDITORS OF GRANTOR. ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS ASSIGNMENT.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Assignment. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code:

Assignment. The word “Assignment” means this ASSIGNMENT OF RENTS, as this ASSIGNMENT OF RENTS may be amended or modified from time to time. together with all exhibits and schedules attached to this ASSIGNMENT OF RENTS from time to time.

Borrower. The word “Borrower” means LEANDER ASSOCIATES, LTD .

Event of Default. The words Event of Default” mean any of the events of default set forth in this Assignment in the default section of this Assignment.

Grantor. The word “Grantor” means LEANDER ASSOCIATES, LTD.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word “Indebtedness” means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor’s obligations or expenses incurred by Lender to enforce Grantor’s obligations under this Assignment. together with interest on such amounts as provided in this Assignment.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805,000.00 dated FEBRUARY 11. 2022, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of. and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Assignment” section of this Assignment.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements. guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents. whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word “Rents” means all of Grantor’s present and future rights, title and interest in, to and under any and all present and future leases. inducting, without limitation, all rents, revenue, income, issues, royalties, bonuses, accounts receivable, cash or security deposits, advance rentals. profits and proceeds from the Property, and other payments and benefits derived or to be derived from such leases of every kind and nature, whether due now or later, inducting without limitation Grantor’s right to enforce such leases and to receive and collect payment and proceeds thereunder. The word “Rents” shall also mean all “Rents” as defined in Chapter 64 of the Texas Property Code.

ASSIGNMENT OF RENTS
Loan No: 70021721	(Continued)	Page 5

THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT, AND NOT PERSONALLY BUT AS AN AUTHORIZED SIGNER, HAS CAUSED THIS ASSIGNMENT TO BE SIGNED AND EXECUTED ON BEHALF OF GRANTOR ON FEBRUARY 10, 2022.

GRANTOR:

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

LIMIED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF Florida
) ss

COUNTY OF Collier

This instrument was acknowledged before me on February 10th, 2022 by JAMES T. WALESA, AUTHORIZED OFFICER of LEANDER ASSOCIATES, LTD. and BJ PARRISH, AUTHORIZED OFFICER of Leander Associates Ltd., a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Florida

HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT

RECORDATION REQUESTED BY:

STEARNS BANK NATIONAL ASSOCIATION

ST CLOUD OFFICE

4191 2ND ST S

ST. CLOUD. MN 56301

WHEN RECORDED MAIL TO:

STEARNS BANK NATIONAL ASSOCIATION

4191 SO 2ND ST

ST CLOUD, MN 56302-7338

SEND TAX NOTICES TO:
LEANDER ASSOCIATES, LTD.
8800 VILLAGE DR, STE 106
SAN ANTONIO TX 78217	SPACE ABOVE THIS LINE IS FOR RECORDER’S USE ONLY

THIS HAZARDOUS SUBSTANCES AGREEMENT dated February 10, 2022, is made and executed among LEANDER ASSOCIATES, LTD., whose address is 8800 VILLAGE DR, STE 106, SAN ANTONIO, TX 78217 (sometimes referred to below as “Borrower” and sometimes as “indemnitor”); and STEARNS BANK NATIONAL ASSOCIATION, ST CLOUD OFFICE, 4191 2ND ST S, ST. CLOUD, MN 56301 (referred to below as “Lender”). For good and valuable consideration and to induce Lender to make a loan to Borrower, each party executing this Agreement hereby represents and agrees with Lender as follows:

PROPERTY DESCRIPTION. The word “Property” as used in this Agreement means the following Real Property located in WILLIAMSON County.

State of Texas:

See EXHIBIT A, which is attached to this Agreement and made a part of this Agreement as if fully set forth herein.

The Real Property or its address is commonly known as 301 S BAGDAD ROAD, LEANDER. TX 78641. The Real Property tax identification number is R-487427.

REPRESENTATIONS. The following representations are made to Lender, subject to disclosures made and accepted by Lender in writing:

Use of Property. After due inquiry and investigation, Indemnitor has no knowledge, or reason to believe, that there has been any use. generation, manufacture, storage, treatment, refinement, transportation, disposal, release. or threatened release of any Hazardous Substances by any person on. under, or about the Property.

Hazardous Substances. After due inquiry and investigation, Indemnitor has no knowledge. or reason to believe, that tt1e Property. whenever and whether owned by previous Occupants, has ever contained asbestos, PCBs, lead paints or other Hazardous Substances. whether used in construction or stored on the Property.

No Notices. Indemnitor has received no summons, citation, directive, letter or other communication. written or oral. from any agency or department of any county or state or the U.S. Government concerning any intentional or unintentional action or omission on, under, or about the Property which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into any waters, ambient air or onto any lands or where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other natural resources.

AFFIRMATIVE COVENANTS. Indemnitor covenants with Lender as follows:

Use of Property. Indemnitor will not use and does not intend to use the Property to generate, manufacture. refine, transport, treat, store, handle or dispose of any Hazardous Substances, PCBs, lead paint or asbestos.

Compliance with Environmental Laws. Indemnitor shall cause the Property and the operations conducted on it to comply with any and all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws and shall obtain. keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to such Property or operations. Indemnitor shall furnish Lender with copies of all such permits and authorizations and any amendments or renewals of them and shall notify Lender of any expiration or revocation of such permits or authorizations.

Preventive, Investigatory and Remedial Action. Indemnitor shall exercise extreme care in handling Hazardous Substances if Indemnitor uses or encounters any. Indemnitor, at Indemnitor’s expense, shall undertake any and all preventive investigatory or remedial action (including emergency response. removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including damage to Occupant’s own property), personal injury or damage to the environment. or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations of any Occupant on the Property. In the event Indemnitor fails to perform any of Indemnitor’s obligations under this section of the Agreement, Lender may (but shall not be required to) perform such obligations at Indemnitor’s expense. All such costs and expenses incurred by Lender under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Lender upon demand with interest at the Note default rate, or in the absence of a default rate, at the Note interest rate. Lender and Indemnitor intend that Lender shall have full recourse to Indemnitor for any sum at any time due to Lender under this Agreement. In performing any such obligations of Indemnitor, Lender shall at all times be deemed to be the agent of Indemnitor and shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. Indemnitor hereby irrevocably appoints Lender as Indemnitor’s attorney-in-fact with full power to perform such of Indemnitor’s obligations under this section of the Agreement as Lender deems necessary and appropriate.

Notices. Indemnitor shall immediately notify Lender upon becoming aware of any of the following:

(1)	Any spill, release or disposal of a Hazardous Substance on any of the Property, or in connection with any of its operations if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws.
(2)	Any contamination, or imminent threat of contamination, of the Property by Hazardous Substances, or any violation of Environmental Laws in connection with the Property or the operations conducted on the Property.

HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 70021721	(Continued)	Page 2

(3)	Any order, notice of violation, fine or penalty or other similar action by any governmental authority relating to Hazardous Substances or Environmental Laws and the Property or the operations conducted on the Property.
(4)	Any judicial or administrative investigation or proceeding relating to Hazardous Substances or Environmental Laws and to the Property or the operations conducted on the Property.
(5)	Any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent Lender cause to be concerned that the value of Lender’s security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Indemnitor’s ability to perform any of its obligations under this Agreement when such performance is due.

Access to Records. Indemnitor shall deliver to Lender, at Lender’s request, copies of any and all documents in Indemnitor’s possession or to which it has access relating to Hazardous Substances or Environmental Laws and the Property and the operations conducted on the Property, including without limitation results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants’ studies and reports.

Inspections. Lender reserves the right to inspect and investigate the Property and operations on it at any time and from time to time, and Indemnitor shall cooperate fully with Lender in such inspection and investigations. If Lender at any time has reason to believe that Indemnitor or any Occupants of the Property are not complying with all applicable Environmental Laws or with the requirements of this Agreement or that a material spill, release or disposal of Hazardous Substances has occurred on or under the Property, Lender may require Indemnitor to furnish Lender at Indemnitor’s expense an environmental audit or a site assessment with respect to the matters of concern to Lender. Such audit or assessment shall be performed by a qualified consultant approved by Lender. Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to any Indemnitor or to any other person.

INDEMNITOR’S WAIVER AND INDEMNIFICATION. Indemnitor hereby agrees to and shall indemnify. defend. and hold ham1less Lender and Lender’s officers. directors, employees and agents, and Lender’s successors and assigns and their officers, directors, employees and agents from and against any and all claims, demands. losses, liabilities, costs, fines, penalties and expenses (including without limitation attorneys’ fees at trial and on any appeal or petition for review, consultants’ fees, remedial action costs, natural resource damages and diminution in value) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property, the operations conducted on the Property. or any other operations of Indemnitor or any Occupant and required by Environmental Laws or by orders of any governmental authority having jurisdiction under any Environmental Laws, including without limitation any natural resource damages, or (b) arising out of or related to any noncompliance with or violation of Environmental Laws or any applicable permits or approvals, or (c) on account of injury to Lender or any person whatsoever or damage to any property arising out of, in connection with, or in any way relating to (i) the breach of any covenant. representation or warranty contained in this Agreement, (ii) the violation of any Environmental Laws, permits, authorizations or approvals, (iii) the use. treatment, storage, generation, manufacture, transport, release, spill, disposal or other handling of Hazardous Substances on the Property, or (iv) the contamination of any of the Property by, or the presence, release or threatened release of, Hazardous Substances by 3ny means whatsoever (explicitly including without limitation any presently existing contamination of the Property, whether or not previously disclosed to Lender), or (d) pursuant to this Agreement Indemnitor’s obligations under this section shall survive the termination of this agreement and as set forth below in the Survival section. In addition to this indemnity, Indemnitor hereby releases and waives all present and future claims against Lender for indemnity or contribution in the event Indemnitor becomes liable for cleanup or other costs under any Environmental Laws.

PAYMENT: FULL RECOURSE TO INOEMNITOR. Indemnitor intends that Lender shall have full recourse to Indemnitor for Indemnitor’s obligations under this Agreement as they become due to Lender. Such liabilities, losses, claims, damages and expenses shall be reimbursable to Lender as Lender’s obligations to make payments with respect thereto are incurred, without any requirement of waiting for the ultimate outcome of any llt1gation, claim or other proceeding, and Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as so incurred within thirty (30) days after written notice from Lender. Lender’s notice shall contain a brief itemization of the amounts incurred to the date of such notice. In addition to any remedy available for failure to pay periodically such amounts, such amounts shall thereafter bear interest at the Note default rate, or in the absence of a default rate, at the Note interest rate.

SURVIVAL. The covenants contained in this Agreement shall survive (A) the repayment of the Indebtedness. (8) any foreclosure. whether Judicial or Nonjudicial of the Property, and (C) any delivery of a deed in lieu of foreclosure to Lender or any successor of Lender. The covenants contained in this Agreement shall be for the benefit of Lender and any successor to Lender, as holder of any security interest in tt1e Property or the indebtedness secured thereby, or as owner of the Property. following foreclosure or the delivery of a deed 1n lieu of foreclosure.

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Agreement, Lender shall be entitled to recover such sum as the court may adjudge reasonable as Lender’s attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there 1s a lawsuit, including Lender’s reasonable attorneys’ fees and expenses for bankruptcy proceedings (1ncludmg efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Indemnitor also will pay any court costs, in addition to all other sums provided by law. In the event of foreclosure of this Agreement, Lender shall be entitled to recover from Indemnitor Lender’s reasonable attorneys’ fees and actual disbursements that Lender necessarily incurs in pursuing such foreclosure.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 70021721	(Continued)	Page 3

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Property, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Texas. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that Is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that Is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender In the State of Minnesota.

Joint and Several Liability. All obligations of Indemnitor under this Agreement shall be joint and several, and all references to Indemnitor shall mean each and every Indemnitor. This means that each Indemnitor signing below is responsible for all obligations in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Indemnitor, shall constitute a waiver of any of Lender’s rights or of any of Indemnitor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender m any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Indemnitor hereby waives notice of acceptance of this Agreement by Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered. when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed. when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Indemnitor agrees to keep Lender informed at all times of Indemnitor’s current address. Unless otherwise provided or required by law. if there is more than one Indemnitor, any notice given by Lender to any Indemnitor is deemed to be notice given to all Indemnitor.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal. valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law. the illegality, invalidity. or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Statutory Rights Not Waived. Notwithstanding any other provision of-this Agreement, Indemnitor does not waive or agree to forego any of Indemnitor’s statutory rights unless the waiver of such a right-is expressly authorized by law.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Indemnitor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Indemnitor, Lender, without notice to Indemnitor, may deal with Indemnitor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Indemnitor from the obligations of this Agreement or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Hazardous Substances Agreement. as this Hazardous Substances Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Hazardous Substances Agreement from time to time.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801. et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules. or regulations adopted pursuant thereto.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured. transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of. consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Indemnitor’s obligations or expenses incurred by Lender to enforce Indemnitor’s obligations under this Agreement, together with interest on such amounts as provided m this Agreement.

Lender. The word “Lender” means STEARNS BANK NATIONAL ASSOCIATION, its successors and assigns.

Note. The word “Note” means Promissory Note from Borrower to Lender in the original principal amount of $805,000.00 dated FEBRUARY 11. 2022. together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for tie note or credit agreement.

HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 70021721	(Continued)	Page 4

Occupant. The word “Occupant” means individually and collectively all persons or entities occupying or utilizing the Property. whether as owner. tenant. operator or other occupant.

Property. The word “Property” means all of Indemnitor’s right. title and interest in and to all the Property as described 111 the “Property Description” section of this Agreement.

Real Property. The words “Real Property” means the real property, interests and rights. as further described 1n this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes. credit agreements. loan agreements, environmental agreements, guaranties, security agreements, mortgages. deeds of trust, security deeds, collateral mortgages, and all other instruments. agreements and documents. whether now or hereafter existing. executed in connection with the Indebtedness.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND E.ACH AGREES TO ITS TERMS. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE. THIS AGREEMENT IS DATED FEBRUARY 10, 2022.

BORROWER:

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

LENDER.

STEARNS BANK NATIONAL ASSOCIATION

X
Authorized Signer

LIMIED LIABILITY COMPANY ACKNOWLEDGMENT
STATE OF Florida

) ss

COUNTY OF Collier

This instrument was acknowledged before me on February 10th, 2022 by JAMES T. WALESA, AUTHORIZED OFFICER of LEANDER ASSOCIATES, LTD. and BJ PARRISH, AUTHORIZED OFFICER of Leander Associates Ltd., a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Florida

COMPLIANCE AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/ Coll	Account	Officer	Initials
$805,000.00	02-10-2022	02-10-2023	70021721	06 / 420	172240	807

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or Item.

An item above containing “***” has been omitted due to text length limitations.

Borrower:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
ST CLOUD OFFICE
	8800 VILLAGE DR, STE 106		4191 2NDSTS
	SAN ANTONIO, TX 78217		ST. CLOUD, MN 56301

THE UNDERSIGNED BORROWER(S), GUARANTOR(S) AND/OR GRANTOR(S) HEREBY AGREE(S) TO COOPERATE WITH ANY REPRESENTATIVES OF LENDER REGARDING ANY REASONABLE REQUESTS MADE SUBSEQUENT TO CLOSING. TO CORRECT ERRORS MADE CONCERNING THIS TRANSACTION OR PROVIDE ANY AND ALL ADDITIONAL DOCUMENTATION DEEMED NECESSARY BY THE LENDER TO COMPLETE THIS TRANSACTION. THE UNDERSIGNED FURTHER AGREES THAT “TO COOPERATE” AS USED IN THIS AGREEMENT INCLUDES. BUT IS NOT LIMITED TO. THE AGREEMENT BY THE UNDERSIGNED TO EXECUTE OR RE-EXECUTE ANY DOCUMENTS WHICH THE LENDER IN THE ORDINARY COURSE OF BUSINESS. DEEMS NECESSARY OR DESIRABLE TO COMPLETE THE TRANSACTION.

THF UNDERSIGNED AND THE LENDER HEREBY FURTHER AGREE THAT IN THE EVENT THIS AGREEMENT IS ENFORCED, OR ATTEMPTED TO BE ENFORCED. BY JUDICIAL PROCESS. THE PREVAILING PARTY OR PARTIES, IS OR ARE ENTITLED TO ALL REASONABLE COSTS. DISBURSEMENTS, AND ATTORNEYS FEES INCIDENT THERETO. FROM THE NON-PREVAILING PARTY OR PARTIES.

ECUTED February 10. 2022.

BORROWER·

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

GUARANTOR

James T. Walesa, Individually

GRANTOR:

LEANDER ASSOCIATES, LTD.

By:	By:
James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call/ Coll	Account	Officer	Initials
$805,000.00	02-10-2022	02-10-2023	70021721	06 / 420	172240	807

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

An item above containing “***” has been omitted due to text length limitations.

Grantor:	LEANDER ASSOCIATES, LTD.	Lender:	STEARNS BANK NATIONAL ASSOCIATION
	8800 VILLAGE DR. STE 106		ST CLOUD OFFICE
	SAN ANTONIO, TX 78217		4191 2ND ST S
ST.CLOUD.MN 56301

INSURANCE REQUIREMENTS. Granter, LEANDER ASSOCIATES, LTD. (“Granter”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Granter by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following describes collateral (the “Collateral”):

Collateral:	301 S BAGDAD ROAD, LEANDER, TX 78641.
Type: Fire and extended coverage. Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.
Latest Delivery Date: By the loan dosing date.

Collateral:	All Inventory, Equipment, Fixtures, Timber and Minerals, Oil and Gas.
Type: All risks. including fire, theft and liability. Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

Collateral:	All Fixtures.
Type: All risks, including fire, theft and liability. Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Granter may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 301 S BAGDAD ROAD, LEANDER, TX 78641.

Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Granter agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program. or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing “private flood insurance” as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address

STEARNS

BANK

NATIONAL

ASSOCIATION

PO BOX 7338

ST CLOUD, MN 56302-7338

COUNTERPART SIGNATURES. THIS DOCUMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS ALL OF WHICH COMBINED SHALL BE CONSIDERED ONE AND THE SAME DOCUMENT.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender. on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 10, 2022, or earlier. Granter acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TD AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID 8ALANCEc OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

If such insurance purchased by Lender is procured at a rate or charge not fixed or approved by the State Board of Insurance, Granter will be so notified, and Granter may at any time cause the cancellation of collateral protection insurance by providing proper evidence to Lender that Granter has obtained insurance as required by the security document.

Texas Creditor-Placed Insurance Notice: Granter is required to keep the Collateral insured against damage in the amount specified by Lender. Grantor will purchase the insurance from an insurer that is authorized to do business in Texas or an eligible surplus lines insurer. Lender shall be named as the person to be paid under such policy in the event of loss. If required by Lender, Granter must deliver a copy of the policy and proof of the payment of premiums to Lender. If Grantor fails to meet any of these requirements, Lender may, but does not have to, obtain collateral protection insurance on Grantor’s behalf at Grantor’s expense.

AGREEMENT TO PROVIDE INSURANCE
Loan No: 70021721	(Continued)	Page 2

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (Including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral. the loan or other financial accommodations or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 10, 2022.

GRANTOR:

LEANDER ASSOCIATES, LTD.

By:		By:
	James T. Walesa, Authorized Officer of Leander Associates, LTD		BJ Parrish, Authorized Officer of Leander Associates, LTD